NOTICE OF ANNUAL MEETING
                 TO BE HELD OCTOBER 22, 1996



     To the shareholders of Manor Investment Funds, Inc.





NOTICE IS HEREBY GIVEN that the Annual Meeting of Manor
Investment Funds, Inc. will be held at the offices of the fund at 113 West Chestnut Street, West Chester, PA 19380 on
October 22, 1996 at 7:00 PM for the following purposes.


     1) To elect eight (8) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

     2)  To ratify or reject the selection of Claude B.
       Granese as independent public accountant to audit and certify financial statements of the Fund for the fiscal year ending December 31, 1996.

     3) To transact such other business as may properly come before the meeting or any general adjournments therof.




The Board of Directors has fixed the close of business on August 31, 1996 as the record date for determination of the shareholders entitled to notice of, and to vote at the meeting.




    IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON,
     PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY.
       PROMPT RETURN OF THE PROXY WILL BE APPRECIATED.
        PROXY  -  SOLICITED BY THE BOARD OF DIRECTORS
                   MANOR INVESTMENT FUNDS
               ANNUAL MEETING OF SHAREHOLDERS
                      OCTOBER 22, 1996

The annual meeting of MANOR INVESTMENT FUNDS will be held on October 22, 1996 at the offices of the Fund at 113 West Chestnut Street, West Chester, PA 19380 at 7:00 PM. The undersigned hereby appoints Daniel A. Morris and or Bruce Laverty as proxies to represent ant to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matter specified below. The Board of Directors recommends that you vote FOR all items.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED:
IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

1. Election of Directors
          FOR all nominees except as marked to the contrary below.
          WITHHOLD AUTHORITY to vote for all nominees.

     To withhold authority to vote for nominees, strike a line through his/her name(s).

     Daniel A. Morris         Bruce Laverty       Fred Myers
James Nolan
     Richard Kund        Edward Erlichman    James McFadden
Alan Weintraub

2. Proposal to ratify the selection of Claude B. Granese by the Board of Directors as independent public accountant to audit and certify financial statements of the Fund for the fiscal year ending December 31, 1996.
               FOR            AGAINST             ABSTAIN

Please mark, date, sign & return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.


Shareholder Signature           Shareholder Signature
Dated                           Dated




Daniel A. Morris
304 Albermarle Grove
West Chester, PA  19380
                                                  Shares Held:




Manor Investment Funds
113 West Chestnut Street
West Chester, PA  19380

                       PROXY STATEMENT



                   MANOR INVESTMENT FUNDS
                   WEST CHESTER, PA 19380
                        610-431-0630



Enclosed herewith is Notice of an Annual Meeting of Shareholders of Manor Investment Funds, (the "Fund") and a proxy form solicited by the Board of Directors of the Fund.
This proxy material was first mailed on September 9, 1996.



The proxy may be revoked at any time before it is exercised either by mail notice to the Fund or through resubmittal at a later date. In addition, any shareholder may vote in person at the meeting as he/she chooses, overriding any previously filed proxies. You are requested to place your instructions on the enclosed proxy and then sign, date and return it. The cost of soliciting proxies will be borne by your Fund.



There is one class of capital stock of the Fund, all of which have equal voting rights. On August 31, 1996, the date of record, there were 15,256 shares outstanding, held by shareholders entitled to notice of and to vote at the meeting. In all matters each share has one vote.
                    ELECTION OF DIRECTORS

There are eight (8) nominees listed below who have consented to serve as directors, if elected, until the next Annual
Meeting of Shareholders or until their successors are elected and qualified.

Nominees for Election of Directors of Manor Investment Funds

            Fund    Direct                     Shares  % of
Name & Age  Office  or     Principal             Held
                    Since  Occupation           as of  Clas
                                              8/31/96     s
Daniel A.   Presid  1995   President           11,135  72.9
Morris      ent  *         Morris                 (1)     %
     Age:                  Investment
42                         Management
                           Services, Inc.
Bruce       Secret  1995   Partner                133  0.9%
Laverty     ary  *         Laverty, Nilsen
     Age:                  & Reed
36
Edward              1995   President
Erlichman                  Kara Aerospace
     Age:
41
Richard             1995   Marketing Rep
Kund                       Laboratory
     Age:                  Corporation
39                         of America
James               1995   VP Credit
McFadden                   Admin.
     Age:                  MBNA Corp.
49
Fred Myers          1995   Certified              667  4.4%
     Age:                  Public                 (2)
44                         Accountant
                           Myers &
                           Associates
James Nolan         1995   Attorney
     Age:                  West Chester
34
Alan                1995   Systems
Weintraub                  Consultant
     Age:                  CSC, Inc.
40


* Directors of the Fund who are "interested persons" as defined in the Investment Company Act of 1940. Mr.
   Morris is an "interested person" by virtue of his position in the Fund's Investment Adviser. All other
   Fund officers are also "interested persons".


(1) Includes shares held in joint tenancy with his wife, Anne.
(2) Includes shares held in joint tenancy with his wife, Deborah, and her IRA.

Shareholders have one vote for each share they own for each of eight directors of their choice. All proxies returned to the Fund, except those specifically marked to withhold authority will be cast for the nominees listed above. A majority of the votes cast, when a quorum is present, will be required to elect each director.

                Board Meetings and Committees

Since this is the initial year for the Fund, there is no attendance record for the previous year. Mr. James McFadden serves as Chairman of the Audit Committee for the Board of Directors. Mr. Daniel A. Morris serves as President and Mr. Bruce Laverty serves as Secretary of the Fund. Officers are elected by the Board of Directors for a term of one year. The Board of Directors serves without remuneration.

The officers and directors of the Fund, as a group, own
11,935 shares, 78.2% of shares outstanding, beneficially, directly or indirectly. There is no other class of stock.

                          BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price. Where consistent with best price and execution, and in light of its limited resources, the Fund will deal with primary market makers in placing over-the-counter portfolio orders.

The Fund places all orders for purchase and sale of its portfolio securities through its President who is answerable to the Board of Directors. The President may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Those services may include economic or industry studies, security analysis and reports, sales literature and statistical services furnished either directly to the Fund or to the Adviser. No effort is made in any given circumstance to determine the value of these services or the amount they might have reduced Adviser expenses.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria which it uses in allocating brokerage business to brokers furnishing these materials and services. The Fund does not have a complete year on which to report brokerage commissions.

     RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

Your Board of Directors has selected, subject to shareholder approval, Claude B. Granese, CPA to audit and certify Financial statements of the Fund for the year 1997. In connection with the audit function, Claude B. Granese will review the Fund's Annual report to Shareholders and the Fund's filings with the Securities and Exchange Commission.

The Board of Directors has adopted procedures to pre-approve the types of professional services for which the Fund may retain such auditors. As part of the approval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of Claude B. Granese. Mr. Granese does not have any direct or material indirect financial interest in the Fund. Mr. Granese has not provided any non-auditing services to the Fund.

Mr. Granese will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the secretary of the Fund.

                    SHAREHOLDER PROPOSALS

The Fund expects to hold its next annual meeting in October 1997. Shareholder proposals may be presented at that meeting provided they are received by the Fund not later than January 4, 1997 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 which sets forth certain requirements.

                        OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above.
Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors.